                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2001

                            Zaxis International Inc.

    Delaware                          0-15476               68-0080601
(State or other               Commission file number     IRS Identification
Jurisdiction of Incorporation)                                Number

                     1890 Georgetown Road, Hudson, OH 44236
               (Address of Principal Executive Offices) (zip code)

                                  330-650-0444
              (Registrant's telephone number, including area code)

Item 5.           Other Events


Effective November 9, 2001, Mr. John Hrobsky resigned his position as President and CEO of Zaxis International, Inc.

The Board of Directors of Zaxis International Inc. announced the appointment of Leonard P. Tannen to the position of Interim President and Chief Executive Officer. This appointment is effective November 10, 2001. Mr. Tannen has been associated with the company since May 2000 leading the sales and marketing efforts of Zaxis. Mr. Tannen has a Masters of Science Degree in Biochemical Engineering from M.I.T. and has extensive management experience operating manufacturing businesses in the biotechnology, non-prescription OTC and consumer products industries.

                                   SIGNATURES



In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     Zaxis International Inc.
                                     ------------------------
                                     (Registrant)



November 12, 2001                    BY: S/S Leonard P. Tannen
                                         --------------------------------------
                                     Leonard P. Tannen, Acting President &
                                     Chief Executive Officer and Acting Chief
                                     Financial Officer